UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2021

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01. Other Information.
As previously disclosed, on July 15, 2020, Bioventus LLC, a subsidiary of Bioventus Inc. (together with its subsidiaries, the Company) made a $15.0 million equity investment in CartiHeal (2009) Ltd. (CartiHeal), a privately-held company headquartered in Israel and developer of the proprietary Agili-C implant for the treatment of joint surface lesions in traumatic and osteoarthritic joints. Concurrent with the July 15, 2020 investment, the Company entered into an Option and Equity Purchase Agreement with CartiHeal and its shareholders, which provides the Company with an exclusive option to acquire 100% of CartiHeal’s shares, or the Call Option, and provides CartiHeal with a put option that would require the Company to purchase 100% of CartiHeal’s shares under certain conditions, or the Put Option. The Call Option is exercisable by the Company at any time. The Put Option is only exercisable by CartiHeal upon pivotal clinical trial success, including achievement of certain secondary endpoints and FDA approval of the Agili-C device with a label consistent in all respects with pivotal clinical trial success. If not previously exercised, the Call Option and the Put Option terminate 45 days following FDA approval of Agili-C or in the event of failure of the pivotal clinical trial. We also have the right to terminate the Call Option and Put Option at any time ending 30 days after receipt from CartiHeal of the statistical report regarding the final results of the pivotal clinical trial upon payment of a breakup fee of $30.0 million. Consideration for the acquisition of all of the shares of CartiHeal pursuant to the Call Option or Put Option would be $350.0 million, all of which would be payable at closing, with an additional $150.0 million payable upon achievement of certain sales milestones related to Agili-C.
On August 27, 2021, the Board of Directors of the Company, after our review of the statistical report for CartiHeal’s pivotal clinical trial and determination that the results of the statistical report indicated a Pivotal Clinical Trial Success (as contemplated by the Option and Equity Purchase Agreement), approved the Company’s continued pursuit of a potential acquisition of CartiHeal. The Company thereafter deposited $50.0 million in escrow in accordance with the terms of the Option and Equity Purchase Agreement. The closing of the transaction is subject to, among other things (including customary closing conditions), the valid exercise of the Call Option or the Put Option, the latter of which cannot be exercised unless and until premarket approval (PMA) by the Food and Drug Administration (FDA) is received with respect to the Agili-C implant, which was granted Breakthrough Device Designation by the FDA last year. CartiHeal plans to submit the clinical module of their PMA later this year, and the decision from the FDA is expected in the second half of 2022.

Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K (the Current Report) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning the expected timing of submission of a PMA for Agili-C and potential FDA approval and the Company’s potential acquisition of CartiHeal and related conditions to closing. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this Current Report include, but are not limited to, our ability to recognize the benefits of the investment in CartiHeal; the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize, including any potential changes by Centers for Medicare and Medicaid Services in the manner in which our HA viscosupplementation products are reimbursed; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; including the potential CartiHeal acquisition; competition against other companies; and the other risks identified in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2021 and as such factors may be further updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of the Company’s website at ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

August 30, 2021	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel